UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2012

CC MEDIA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53354	26-0241222
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Basse Road

San Antonio, Texas 78209

(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 822-2828

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

6.50% Series A Senior Notes due 2022 and 6.50% Series B Senior Notes due 2022

On November 19, 2012, Clear Channel Worldwide Holdings, Inc. (“CCWH”), an indirect subsidiary of CC Media Holdings, Inc. (the “Company”), completed the sale of $735,750,000 aggregate principal amount of 6.50% Series A Senior Notes due 2022 (the “Series A Notes”), which were issued at an issue price of 99.0% of par, and $1,989,250,000 aggregate principal amount of 6.50% Series B Senior Notes due 2022 (the “Series B Notes” and collectively with the Series A Notes, the “Notes”), which were issued at par, in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to persons outside the United States pursuant to Regulation S under the Securities Act. The Notes mature on November 15, 2022 and bear interest at a rate of 6.50% per annum, payable to the Trustee (as defined below) weekly in arrears and to the noteholders semi-annually in arrears on May 15 and November 15 of each year, beginning on May 15, 2013.

CCWH loaned the gross proceeds of the Notes to its parent company, Clear Channel Outdoor, Inc. (“CCOI”), which used the proceeds to repay the $2.5 billion in loans (the “Existing Proceeds Loans”) made by CCWH to CCOI in December 2009 from the proceeds of the 9.25% Series A Senior Notes due 2017 (the “Existing Series A Notes”) and the 9.25% Series B Senior Notes due 2017 (the “Existing Series B Notes” and together with the Existing Series A Notes, the “Existing Notes”). CCOI used the remaining proceeds, together with cash on hand, to make a capital contribution to CCWH, which CCWH used, together with the proceeds from the repayment of the Existing Proceeds Loans, to: (i) fund the repurchase of $280,455,000 principal amount of Existing Series A Notes and $1,444,002,000 principal amount of the Existing Series B Notes on the early settlement date of the previously announced tender offer for the Existing Notes as described below, (ii) make a deposit with the trustee to fund the redemption of the Existing Notes that remained outstanding following the early settlement of the tender offer and (iii) pay all related fees and expenses.

Indentures

The Series A Notes were issued pursuant to an indenture, dated as of November 19, 2012 (the “Series A Note Indenture”), among CCWH, Clear Channel Outdoor Holdings, Inc. (“CCOH”), CCOI and the other guarantors named therein (collectively with CCOH and CCOI, the “Series A Note Guarantors”) and U.S. Bank National Association, as trustee (the “Trustee”), and the Series B Notes were issued pursuant to an indenture, dated as of November 19, 2012 (the “Series B Note Indenture” and together with the Series A Note Indenture, the “Indentures”), among CCWH, CCOH, CCOI and the other guarantors named therein (collectively with CCOH and CCOI, the “Series B Note Guarantors,” and collectively with the Series A Note Guarantors, the “Guarantors”) and the Trustee.

The Notes are CCWH’s senior obligations and are fully and unconditionally guaranteed, jointly and severally, on a senior basis by the Guarantors. At any time prior to November 15, 2017, CCWH may redeem the Notes, in whole or in part, at a price equal to 100% of the principal amount of the Notes plus a “make-whole” premium, together with accrued and unpaid interest, if any, to the redemption date. CCWH may redeem the Notes, in whole or in part, on or after November 15, 2017, at the redemption prices set forth in the applicable Indenture plus accrued and unpaid interest to the redemption date. At any time on or before November 15, 2015, CCWH may elect to redeem up to 40% of the aggregate principal amount of the Notes at a redemption price equal to 106.500% of the principal amount thereof, plus accrued and unpaid interest to the redemption date, with the net proceeds of one or more equity offerings. Notwithstanding the foregoing, none of CCOH or any of its subsidiaries is permitted to make any purchase of, or otherwise effectively cancel or retire any Series B Notes if, after giving effect thereto and, if applicable, any concurrent purchase of or other addition with respect to any Series A Notes, the ratio of (a) the outstanding aggregate principal amount of the Series A Notes to (b) the outstanding aggregate principal amount of the Series B Notes shall be greater than 0.25, subject to certain exceptions.

The Series A Note Indenture contains covenants that limit CCOH’s ability and the ability of its restricted subsidiaries to, among other things: (i) incur additional debt or issue certain preferred stock; (ii) engage in certain transactions with affiliates; (iii) create restrictions on dividends or other payments by the restricted subsidiaries; and (iv) merge, consolidate or sell substantially all of CCOH’s or CCWH’s assets. The Series A Note Indenture does not include limitations on dividends, stock redemptions or other distributions or investments or on asset sales. The

Series B Note Indenture contains covenants that limit CCOH’s ability and the ability of its restricted subsidiaries to, among other things: (i) pay dividends, redeem stock or make other distributions or investments; (ii) incur additional debt or issue certain preferred stock; (iii) transfer or sell assets; (iv) engage in certain transactions with affiliates; (v) create restrictions on dividends or other payments by the restricted subsidiaries; and (vi) merge, consolidate or sell substantially all of CCOH’s or CCWH’s assets. The Indentures also provide for customary events of default.

The description of the Notes and the Indentures contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the respective Indentures incorporated by reference as Exhibits 4.1 and 4.2 hereto and incorporated herein by reference.

Exchange and Registration Rights Agreements

On November 19, 2012, in connection with the private placement of the Notes, CCWH, the Guarantors and Goldman, Sachs & Co., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC on behalf of the initial purchasers, entered into two Exchange and Registration Rights Agreements, one such agreement with respect to the Series A Notes (the “Series A Note Registration Rights Agreement”) and one such agreement with respect to the Series B Notes (the “Series B Note Registration Rights Agreement” and together with the “Series A Note Registration Rights Agreement,” the “Registration Rights Agreements”), pursuant to which CCWH and the Guarantors are required to (i) use their commercially reasonable efforts to file with the Securities and Exchange Commission not later than June 17, 2013 a registration statement with respect to an offer to exchange the Notes for new issues of debt securities registered under the Securities Act, with terms substantially identical to those of the Series A Notes or Series B Notes, as applicable (except for provisions relating to the transfer restrictions and payment of additional interest); (ii) use their commercially reasonable efforts to cause the registration statement to become effective no later than August 16, 2013; (iii) use their commercially reasonable efforts to commence the exchange offer no later than 10 business days after the effective time of the registration statement; and (iv) in certain circumstances, file a shelf registration statement for the resale of the Notes. If CCWH and the Guarantors fail to satisfy their registration obligations under any applicable Registration Rights Agreement, then CCWH will be required to pay additional interest to the holders of the Series A Notes and/or Series B Notes, as applicable, up to a maximum additional interest rate of 0.50% per annum.

The foregoing description is qualified in its entirety by reference to the complete text of the respective Registration Rights Agreements incorporated by reference as Exhibits 4.3 and 4.4 hereto and incorporated herein by reference.

Item 1.02. Termination of Material Definitive Agreement.

Satisfaction and Discharge of 9.25% Series A Senior Notes due 2017 and 9.25% Series B Senior Notes due 2017

On November 19, 2012, CCWH completed the early settlement of its tender offer with respect to its Existing Notes and purchased $280,455,000 aggregate principal amount of Existing Series A Notes (approximately 56% of outstanding Existing Series A Notes) and $1,444,002,000 aggregate principal amount of Existing Series B Notes (approximately 72% of outstanding Existing Series B Notes) that had been tendered prior to 5:00 p.m., New York City time, on November 16, 2012 (such date and time, the “Early Tender Date”).

CCWH simultaneously called for redemption all of the remaining Existing Notes that were not purchased on the early settlement date of the tender offer in accordance with the redemption provisions of the indenture governing the Existing Series A Notes, dated as of December 23, 2009 (as amended and supplemented, the “Existing Series A Notes Indenture”), among CCWH, the Guarantors and U.S. Bank National Association, as trustee, and the indenture governing the Existing Series B Notes, dated as of December 23, 2009 (as amended and supplemented, the “Existing Series B Notes Indenture,” and together with the Existing Series A Notes Indenture, the “Existing Indentures”), among CCWH, the Guarantors and U.S. Bank National Association, as trustee. See Item 2.04 of this Current Report on Form 8-K for more information about the redemption. In connection with the redemption, CCWH satisfied and discharged its obligations under the Existing Notes Indentures in accordance with the satisfaction and discharge provisions of the Existing Notes Indentures, by depositing with the trustee sufficient funds to pay the redemption price, plus accrued and unpaid interest on the remaining outstanding Existing Notes to, but not including, the Redemption Date (as defined below). As a result of the satisfaction and discharge of the Existing Notes Indentures, CCWH has been released from its remaining obligations under the Existing Notes Indentures and the Existing Notes.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

The information set forth in Item 1.02 above is incorporated by reference into this Item 2.04.

On November 19, 2012, CCWH called for redemption, pursuant to the Existing Notes Indentures, the remaining $219,545,000 principal amount of Existing Series A Notes and $555,998,000 principal amount of Existing Series B Notes that were not purchased on the early settlement date of the tender offer. The redemption date for the remaining outstanding Existing Notes will be December 19, 2012 (the “Redemption Date”). The Existing Notes will be redeemed at a redemption price of 106.9375% of the principal amount thereof plus accrued and unpaid interest to, but not including, the Redemption Date, in accordance with the provisions of the Existing Notes Indentures.

Item 8.01. Other Events.

The information set forth in Items 1.01, 1.02, 2.03 and 2.04 above is incorporated by reference into this Item 8.01.

In connection with the closing of the offering of the Notes, Clear Channel Communications, Inc., an indirect subsidiary of the Company, repaid $10 million of its revolving credit facility and $215 million of outstanding class A term loans under its cash flow credit facilities, in order to remain in compliance with its debt covenants, using cash on hand prior to closing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Indenture with respect to 6.50% Series A Senior Notes due 2022, dated as of November 19, 2012, by and among Clear Channel Worldwide Holdings, Inc., Clear Channel Outdoor Holdings, Inc., Clear Channel Outdoor, Inc., the other guarantors party thereto and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to Clear Channel Outdoor Holdings, Inc.’s Current Report on Form 8-K dated November 19, 2012).

4.2	Indenture with respect to 6.50% Series B Senior Notes due 2022, dated as of November 19, 2012, by and among Clear Channel Worldwide Holdings, Inc., Clear Channel Outdoor Holdings, Inc., Clear Channel Outdoor, Inc., the other guarantors party thereto and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 to Clear Channel Outdoor Holdings, Inc.’s Current Report on Form 8-K dated November 19, 2012).

4.3	Exchange and Registration Rights Agreement with respect to 6.50% Series A Senior Notes due 2022, dated November 19, 2012, by and among Clear Channel Worldwide Holdings, Inc., Clear Channel Outdoor Holdings, Inc., Clear Channel Outdoor, Inc., the other guarantors party thereto and the initial purchasers named therein (incorporated by reference to Exhibit 4.3 to Clear Channel Outdoor Holdings, Inc.’s Current Report on Form 8-K dated November 19, 2012).

4.4	Exchange and Registration Rights Agreement with respect to 6.50% Series B Senior Notes due 2022, dated November 19, 2012, by and among Clear Channel Worldwide Holdings, Inc., Clear Channel Outdoor Holdings, Inc., Clear Channel Outdoor, Inc., the other guarantors party thereto and the initial purchasers named therein (incorporated by reference to Exhibit 4.4 to Clear Channel Outdoor Holdings, Inc.’s Current Report on Form 8-K dated November 19, 2012).

99.1	Press Release issued by Clear Channel Outdoor Holdings, Inc. on November 19, 2012 (incorporated by reference to Exhibit 99.1 to Clear Channel Outdoor Holdings, Inc.’s Current Report on Form 8-K dated November 19, 2012).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CC MEDIA HOLDINGS, INC.

Date: November 19, 2012	By:	/s/ Scott D. Hamilton
Scott D. Hamilton
Senior Vice President, Chief Accounting Officer and
Assistant Secretary

Exhibit Index

Exhibit No.	Description
4.1	Indenture with respect to 6.50% Series A Senior Notes due 2022, dated as of November 19, 2012, by and among Clear Channel Worldwide Holdings, Inc., Clear Channel Outdoor Holdings, Inc., Clear Channel Outdoor, Inc., the other guarantors party thereto and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to Clear Channel Outdoor Holdings, Inc.’s Current Report on Form 8-K dated November 19, 2012).

4.2	Indenture with respect to 6.50% Series B Senior Notes due 2022, dated as of November 19, 2012, by and among Clear Channel Worldwide Holdings, Inc., Clear Channel Outdoor Holdings, Inc., Clear Channel Outdoor, Inc., the other guarantors party thereto and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 to Clear Channel Outdoor Holdings, Inc.’s Current Report on Form 8-K dated November 19, 2012).

4.3	Exchange and Registration Rights Agreement with respect to 6.50% Series A Senior Notes due 2022, dated November 19, 2012, by and among Clear Channel Worldwide Holdings, Inc., Clear Channel Outdoor Holdings, Inc., Clear Channel Outdoor, Inc., the other guarantors party thereto and the initial purchasers named therein (incorporated by reference to Exhibit 4.3 to Clear Channel Outdoor Holdings, Inc.’s Current Report on Form 8-K dated November 19, 2012).

4.4	Exchange and Registration Rights Agreement with respect to 6.50% Series B Senior Notes due 2022, dated November 19, 2012, by and among Clear Channel Worldwide Holdings, Inc., Clear Channel Outdoor Holdings, Inc., Clear Channel Outdoor, Inc., the other guarantors party thereto and the initial purchasers named therein (incorporated by reference to Exhibit 4.4 to Clear Channel Outdoor Holdings, Inc.’s Current Report on Form 8-K dated November 19, 2012).

99.1	Press Release issued by Clear Channel Outdoor Holdings, Inc. on November 19, 2012 (incorporated by reference to Exhibit 99.1 to Clear Channel Outdoor Holdings, Inc.’s Current Report on Form 8-K dated November 19, 2012).